UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

EYENOVIA, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EYENOVIA, INC. JOHN GANDOLFO, CHIEF FINANCIAL OFFICER 295 MADISON AVENUE, SUITE 2400 NEW YORK, NY 10017 EYENOVIA, INC. 2023 Annual Meeting June 27, 2023 10:00 AM ET Vote by June 26, 2023 11:59 PM Important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 27, 2023 You invested in EYENOVIA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Vote Virtually at the Meeting* June 27, 2023 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/EYEN2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V17646-P95539 Get informed before you vote View the Notice and Proxy Statement and 2022 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. You may view the proxy materials online at www.ProxyVote.com or request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Voting Items Board Recommends V17647-P95539 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 01) Tsontcho Ianchulev 02) Rachel Jacobson 03) Charles E. Mather IV 04) Ram Palanki 05) Michael Rowe 06) Ellen Strahlman 1. Election of Directors Nominees: 2. Approval of an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan to reserve an additional 1,000,000 shares of common stock for issuance thereunder. 3. Ratification of the appointment of Marcum LLP as the independent registered public accounting firm of Eyenovia, Inc. for the fiscal year ending December 31, 2023. Other business may be considered as may properly come before the meeting or any adjournment or postponement thereof. For For For